SIXTH AMENDMENT TO
AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT
THIS SIXTH AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of June 2, 2014, is entered into among CINCINNATI BELL FUNDING LLC (the “Seller”), CINCINNATI BELL INC., as Servicer (the “Servicer”), and as Performance Guarantor (the “Performance Guarantor”), the Purchasers and Purchaser Agents parties hereto and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as administrator for each Purchaser Group (the “Administrator”).
RECITALS
1.The parties hereto are parties to the Amended and Restated Receivables Purchase Agreement, dated as of June 6, 2011 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Agreement”).

2.Concurrently herewith, the Seller, the Servicer, the Administrator, the LC Bank, PNC and Regions are entering into that certain Fifth Amended and Restated Fee Letter, dated as of the date hereof (the “Amended Fee Letter”).

3.The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.

SECTION 2.Amendments to the Agreement. The Agreement is hereby amended as follows:

2.1The definition of “Concentration Percentage” set forth in Exhibit I of the Agreement is restated as follows:
“Concentration Percentage” means, at any time for any Obligor, the applicable Concentration Percentage set forth below:

Obligor	Concentration Percentage
The General Electric Companies, so long as General Electric Company has both: (a) a short-term unsecured debt rating of “A-1+” by Standard and Poor’s or, if General Electric Company does not have a short-term unsecured debt rating from Standard and Poor’s, a long-term unsecured debt rating of at least “AA” by Standard and Poor’s; and	25%

(b) a short-term unsecured debt rating of “P-1” by Moody’s or, if General Electric Company does not have a short-term unsecured debt rating from Moody’s, a long-term unsecured debt rating of at least “Aa2” by Moody’s

The General Electric Companies, so long as General Electric Company has both: (a) a short-term unsecured debt rating of at least “A-1” by Standard and Poor’s or, if General Electric Company does not have a short-term unsecured debt rating from Standard and Poor’s, a long-term unsecured debt rating of at least “A” by Standard and Poor’s; and (b) a short-term unsecured debt rating of “P-1” by Moody’s or, if General Electric Company does not have a short-term unsecured debt rating from Moody’s, a long-term unsecured debt rating of at least “A2” by Moody’s	15.00%
The General Electric Companies, so long as General Electric Company has both: (a) a short-term unsecured debt rating of at least “A-2” by Standard and Poor’s or, if General Electric Company does not have a short-term unsecured debt rating from Standard and Poor’s, a long-term unsecured debt rating of at least “BBB+” by Standard and Poor’s; and (b) a short-term unsecured debt rating of at least “P-2” by Moody’s or, if General Electric Company does not have a short-term unsecured debt rating from Moody’s, a long-term unsecured debt rating of at least “Baa1” by Moody’s	10.00%
Each of the two largest Obligors (including the General Electric Companies if they do not fall within one of the other categories above) based on the Outstanding Balance of Eligible Receivables	3.00%
Any other Obligor (including the General Electric Companies if they do not fall within one of the other categories above)	2.00%

2.2The definition of “Loss Reserve Percentage” set forth in Exhibit I of the Agreement is restated as follows:
“Loss Reserve Percentage” means, on any date, a percentage equal to (i) the product of (A) 2.25 times the highest average of the Default Ratios for any three consecutive calendar months during the twelve most recent calendar months, multiplied by (B) the sum of (1) the aggregate initial Outstanding Balance of all Receivables originated by the Originators during the four most recent calendar months, plus (2) 0.125 multiplied by the aggregate initial Outstanding Balance of all Receivables, the Obligor of which is not one of the General Electric Companies, originated by the Originators during the fifth most recent calendar month, plus (3) the aggregate initial Outstanding Balance of all Receivables, the Obligor of which is one of the General Electric Companies, originated by the Originators during the fifth most recent calendar month, plus (4) the aggregate initial Outstanding Balance of all Receivables, the Obligor of which is one of the General Electric Companies, originated by the Originators during the sixth most recent calendar month, divided by (ii) the Net Receivables Pool Balance as of such date.
2.3The definition of “Minimum Loss Reserve Percentage” set forth in Exhibit I of the Agreement is amended by deleting the percentage “15.00%” where it appears therein and substituting the percentage “12.00%” therefor.

2.4The definition of “Purchaser Termination Date” set forth in Exhibit I of the Agreement is amended by deleting the date “June 2, 2014” where it appears therein and substituting the date “June 1, 2015” therefor.

2.5Clauses (ii) and (iii) of Section(1)(n) of Exhibit IV of the Agreement is restated as follows:
(ii)    Subject to the limitations set forth in clause (iii) below, the Seller may make Restricted Payments so long as such Restricted Payments are made only in one or more of the following ways: (A) the Seller may make cash payments (including prepayments) on the Company Notes in accordance with their respective terms, (B) the Seller may make payments to the Originator and increase the principal amounts of the Company Notes, in each case, in accordance with Section 3.5 of the Sale Agreement, and (C) the Seller may declare and pay dividends or make distributions if, after giving effect thereto, the Tangible Net Worth of the Seller would not be less than $4,000,000.
(iii)    The Seller may make Restricted Payments only out of the funds, if any, it receives pursuant to Sections 1.4(b)(ii) and (iv) and 1.4(d) of this Agreement. Furthermore, the Seller shall not pay, make or declare any Restricted Payment (including any dividend) if, prior to or after giving effect thereto, any Termination Event or Unmatured Termination Event shall have occurred and be continuing.

SECTION 3.Reaffirmation of Performance Guarantor. The Performance Guarantor hereby (i) consents (to the extent required under the Performance Guaranty or any applicable law) to and acknowledges and agrees with the amendments contemplated by this Amendment and any and all other amendments, modifications or waivers to or in the Transaction Documents amended on or before the date hereof, including any and all provisions thereof that may increase the obligations of any Originator, Servicer, Sub-Servicer or Seller and (ii) ratifies and reaffirms all of its payment and performance obligations under the Performance Guaranty.

SECTION 4.Representations and Warranties. Each of the Seller, the Servicer and the Performance Guarantor hereby represents and warrants to the Administrator, each Purchaser and each Purchaser Agent as follows:
(a)Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof and after giving effect to this Amendment (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b)Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.

(c)No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event, Unmatured Termination Event or Servicer Default exists or shall exist.

SECTION 5.Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

SECTION 6.Effectiveness. This Amendment shall become effective as of the date hereof (the “Effective Date”), subject to the satisfaction of each of the following conditions precedent on or before the Effective Date:
(a)the Administrator shall have received counterparts of this Amendment and the Amended Fee Letter;

(b)the Seller shall have paid the “Amendment Fee” (under and as defined in the Amended Fee Letter) in accordance with the terms of the Amended Fee Letter; and

(c)the Administrator shall have received such other instruments, opinions and documents as the Administrator may reasonably request.

SECTION 7.Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.

SECTION 8.Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

SECTION 9.Severability. If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment or the Agreement.

SECTION 10.Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CINCINNATI BELL FUNDING LLC,
as Seller

By:	/s/ Christopher C. Elma
Name:	Christopher C. Elma
Title:	Vice President and Treasurer

CINCINNATI BELL INC.,
as Servicer and as Performance Guarantor

By:	/s/ Christopher C. Elma
Name:	Christopher C. Elma
Title:	Vice President and Treasurer

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PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:	/s/ Mark Falcione
Name:	Mark Falcione
Title:	Executive Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Purchaser Agent

By:	/s/ Mark Falcione
Name:	Mark Falcione
Title:	Executive Vice President

PNC BANK, NATIONAL ASSOCIATION,
as the LC Bank and as an LC Participant

By:	/s/ Mark Falcione
Name:	Mark Falcione
Title:	Executive Vice President

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REGIONS BANK,
as a Purchaser Agent, as an LC Participant and as a Related Committed Purchaser

By:	/s/ Kathy Myers
Name:	Kathy Myers
Title:	Vice President

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